Subsequent Event	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Event
Note 14: Subsequent Event
The previously announced acquisition of SuprNation AB (“SuprNation”), a European-based
i-gaming
company, is expected to close later this year, subject to satisfaction or waiver of certain customary closing conditions, including without limitation, certain regulatory approvals. Following the closing, SuprNation AB will be a direct, wholly-owned subsidiary of
DDI-US.